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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: APRIL 17, 2002
                       (Date of Earliest Event Reported)

                       REMINGTON OIL AND GAS CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                   1-11516                                       75-2369148
            (Commission File No.)                   (IRS Employer Identification Number)

        8201 PRESTON ROAD -- SUITE 600
                DALLAS, TEXAS                                    75225-6211
   (Address of principal executive offices)                      (Zip Code)

               REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE:
                                 (214) 210-2650

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     The Audit Committee of the Board of Directors of Remington Oil and Gas Corporation recommends to the Board the selection of Remington's independent public accountants. As recommended by Remington's Audit Committee, Remington's Board of Directors on April 17, 2002, dismissed Arthur Andersen LLP ("Andersen") as Remington's independent public accountants and engaged Ernst & Young LLP to serve as Remington's independent public accountants for 2002.

     Andersen's reports on Remington's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During Remington's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on Remington's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

     Remington provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated April 18, 2002, stating its agreement with such statements.

     During Remington's two most recent fiscal years and through the date of this Form 8-K, Remington did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Remington's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.  The following exhibits are filed with this documents.

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
  16      Letter from Arthur Andersen LLP to Remington Oil and Gas
          Corporation with a copy to the Securities and Exchange
          Commission dated April 18, 2002
  99.1    Press Release dated April 18, 2002

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          REMINGTON OIL AND GAS CORPORATION

                                          By:       /s/ JAMES A. WATT
                                            ------------------------------------
                                                       James A. Watt
                                               President and Chief Executive
                                                           Officer

Dated: April 24, 2002
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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
  16      Letter from Arthur Andersen LLP to Remington Oil and Gas
          Corporation with a copy to the Securities and Exchange
          Commission dated April 18, 2002
  99.1    Press Release dated April 18, 2002